UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07528

Special Opportunities Fund, Inc.
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Andrew Dakos
Bulldog Investors, LLC
Park 80 West
250 Pehle Avenue, Suite 708
Saddle Brook, NJ 10570
(Name and address of agent for service)

Copy to:
Thomas R. Westle, Esp.
Blank Rome LLP
1271 Avenue of the Americas
New York, NY 10020

1-877-607-0414
Registrant's telephone number, including area code

Date of fiscal year end: 12/31/2019

Date of reporting period:  12/31/2019

Item 1. Reports to Stockholders.

Special Opportunities Fund, Inc.
(SPE)
Annual Report
For the year ended
December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund’s Transfer Agent, American Stock Transfer & Trust Company, LLC, at 1-800-937-5449.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund’s Transfer Agent, American Stock Transfer & Trust Company, LLC, at 1-800-937-5449. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary.

Special Opportunities Fund, Inc.

Managed Distribution Plan (unaudited)

On March 4, 2019, the Special Opportunities Fund (the “Fund”) received authorization from the SEC that permits the Fund to distribute long-term capital gains to stockholders more than once per year. Accordingly, on April 1, 2019, the Fund announced its Board of Directors formally approved the implementation of a Managed Distribution Plan (“MDP”) to make monthly cash distributions to stockholders.

Beginning in January 2020, the Fund intends to make monthly distributions to common stockholders at an annual rate of 7%, based on the NAV of the Fund’s common shares as of the close of business on the last business day of the previous year. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Directors.

With each distribution, the Fund will issue a notice to stockholders which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. For tax reporting purposes the actual composition of the total amount of distributions for each year will continue to be provided on a Form 1099-DIV issued after the end of the year.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price as well as other information about the Fund will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

Special Opportunities Fund, Inc.

February 27, 2020

Dear Fellow Shareholder:

On December 31, 2019, Special Opportunities Fund paid, in addition to a regular monthly distribution of $0.076 pursuant to the Fund’s managed distribution plan, a year-end dividend of $0.25169 per share of common stock, which we estimated to consist entirely of long-term capital gains.  In 2020, the Fund intends to make monthly distributions to common shareholders at an annual rate of at least 7% (or $0.094  per month, based on the net asset value (NAV) of the Fund’s common shares as of December 31, 2019), an increase of 1% from the previous rate of 6% per annum.

The Fund performed well in 2019 given that its portfolio is more diversified by asset class (and less volatile) than the S&P 500 Index, which consists mainly of large cap equities.  As of December 31, 2019, the Fund’s NAV per common share was $16.06 compared to $15.50 on June 30, 2019 and  $13.78 as of December 31, 2018.  After accounting for dividends, the NAV increased by 8.36% in the second half of 2019 and 23.72% for the entire year vs. 10.92% and 31.49% respectively for the S&P 500 Index.

Updates on Some Significant Positions

As of December 31, 2019, the Fund held relatively large positions in five closed-end funds with diversified portfolios primarily in U.S. equities and whose shares are trading at double-digit discounts to their NAV.  They were Central Securities (CET), General American Investors (GAM), Boulder Growth & Income (BIF), Source Capital (SOR), and Adams Diversified Equity (ADX).  We see these investments as a way to get broad-based exposure to U.S. equities at a discount.

We continue to invest in business development companies (BDCs) whose shares trade at discounts from NAV that we think are likely to narrow.  As of December 31, 2019, some of the BDCs whose shares the Fund held were: Alcentra Capital (ABDC), Barings BDC (BBDC), Garrison Capital (GARS), FS KKR Capital (FSK), WhiteHorse Finance (WHF), and Portman Ridge Finance (PTMN).  In some cases, shareholders of these BDCs are pushing for actions intended to result in a narrower discount and therefore, a higher stock price.  As we said in our last letter, there have been a number of mergers and other strategic transactions in the BDC space and we expect the trend to continue.  For example, a few weeks ago Alcentra Capital completed a merger with Crescent Capital BDC on very attractive terms for Alcentra’s shareholders.  And in November 2019, Garrison Capital, which has experienced a long stretch of underperformance, announced that it is exploring strategic options to maximize shareholder value.  Finally,

Special Opportunities Fund, Inc.

Jerry Hellerman and I sit on the board of MVC Capital (MVC), a long term holding for the Fund that has increased its dividend as a result of its transformation from an equity oriented BDC to one that is income oriented.  As that objective gets closer to fruition, the dividend should increase and I am hopeful MVC’s discount to NAV will narrow as a result.  So far, so good.

The Fund owns secured and convertible notes issued by Emergent Capital (EMGC.PK) that are illiquid.  After emerging from bankruptcy, Emergent was left with a subsidiary that owns a 27.5% interest in a large portfolio of life insurance policies.  We think Emergent is on the right path to  rationalize its business, which may include restructuring  its debt, in which case we may have an opportunity to monetize our notes (which continue to pay interest).

Another holding, Hill International (HIL) is a construction management firm that has been under new management since mid-2017.  It continues to make progress, albeit slower than we would like, in reducing expenses and rationalizing its business.  Ultimately, we and other large shareholders would like to see Hill sold.

Reiterating what we have previously said about Brookfield DTLA Fund Office Trust Investor Inc., (DTLA-), it owns several high-rise office buildings and a shopping mall in downtown Los Angeles.  The Fund owns DTLA’s 7.625% Series A Cumulative Redeemable Preferred Stock, which has not paid dividends for several years.  The current stock price of the preferred shares is about half of their liquidating value, i.e., the sum of their face value and accrued dividends.  The common stockholders cannot receive any distributions until the accrued dividends are paid.  Andy Dakos and I have seats on DTLA’s board.  Although the timing is uncertain, we continue to believe Brookfield is making the right moves to increase the value of DTLA’s properties and pay the accrued dividends on the preferred stock or retire it.

The Fund has a significant position in Vertical Capital Income Fund (VCIF) which converted from a non-traded interval fund to a closed-end fund in June 2019.  VCIF’s portfolio consists entirely of residential mortgage loans.  At VCIF’s 2019 annual meeting, we narrowly failed in our attempt to solicit proxies to defeat the approval of a new advisory agreement.  However, we believe the shareholder base has significantly changed since then and that most shareholders would now favor a liquidity event to eliminate the double-digit discount to NAV at which VCIF’s shares trade.  We might conduct another proxy contest this year to achieve that goal.

Special Opportunities Fund, Inc.

Last summer, Bulldog Investors, the Fund’s investment advisor, formed a group with Ancora Advisors to invest in Adams Natural Resources Fund (PEO).  The group is now the largest shareholder of PEO.  When our group first began buying PEO’s shares, the discount was about 16%.  It has narrowed to less than 11% currently, likely, at least in part, to our publicly disclosing that we might engage in discussions with the Board of Directors about measures to address the disparity between the market price of PEO’s shares and their net asset value.  We continue to monitor the discount and to consider our options.

Lastly, the IPO market for special purpose acquisition companies (SPACs) a/k/a blank check companies continues to be robust and allows us to use the leverage provided by the Fund’s 3.5% convertible preferred stock to maintain a diversified portfolio of low risk SPACs that we expect to generate an annualized rate of return in the mid to high single digits.

Closed-end Fund Activism: The Good, the Bad, the Ugly,
the Sanctuary State, and the Lethargic Police Officer

In the latter part of 2019, we increased our positions in some income oriented closed-end funds at a discount to their NAVs and that have a shareholder base we think would support measures to narrow the discount.  We are currently involved in proxy campaigns for two such funds managed by subsidiaries of Legg Mason and have given advance notice of our intent to solicit proxies for another fund, Dividend and Income Fund (DNI).  DNI is controlled by the notoriously shareholder unfriendly Winmill clan and has a trifecta of formidable anti-takeover provisions, including a share ownership limitation of 4.99%, a requirement that a nominee not approved by the incumbent trustees must obtain a vote of 75% of the outstanding shares to be elected as a trustee, and, just in case such a nominee is miraculously elected as a trustee, discriminatory restrictions on his or her powers and privileges. To paraphrase George Orwell, “On the DNI animal farm, all trustees are equal, but some trustees are more equal than others.”

While Winmill entities have long represented the bottom of the corporate governance barrel, it is disheartening to see other fund managers adopt measures that impair  the ability of shareholders to elect directors of their choice.  For example, a number of closed-end funds have recently replaced a plurality vote standard for director elections with a requirement that a nominee must obtain a majority of the votes entitled to be cast in order to be elected.  Thus, even if a challenger were to receive more votes than an incumbent director, the result would likely be a so-called “failed election,” which would leave the incumbent director in his or her position as a “holdover” (or unelected) director indefinitely.

Special Opportunities Fund, Inc.

The Fund is a member of a group that is currently engaged in proxy contests for BrandywineGLOBAL – Global Income Opportunities Fund (BWG) and Western Asset Corporate Loan Fund (TLI), two such funds managed by Legg Mason.  Fortunately, it looks like it will not be necessary to bring a legal challenge because on February 18th, Franklin Resources announced that it would acquire Legg Mason for $4.5 billion.  That effectively makes our proxy contests moot because the current advisory contracts for BWG and TLI will terminate and Franklin will need to get shareholder approval of new advisory agreements for those funds.  We think shareholders of BWG and TLI will demand, to use the phrase du jour, a quid pro quo to vote for new agreements with Franklin. Thus, a happy ending for shareholders of BWG and TLI is likely.

However, the fundamental problem persists.  As you may or may not know, many mutual funds (and REITs) are registered in Maryland, a state whose laws and courts are hostile to the rights of shareholders.  In fact, Maryland could properly be called a sanctuary state for self-serving corporate management.  Why?  Well, three partners of Venable, a law firm that represents many closed-end funds, have bragged that they “participated in the drafting of the General Corporate Legislation and the Distributed Ledger Legislation through the Committee on Corporation Law (of which each of us is a former Chair) of the Business Law Section of the Maryland State Bar Association, which [proposes] legislation.)”  We think the SEC should investigate whether registering funds in a sanctuary state like Maryland is consistent with the fiduciary duty required by the Investment Company Act of 1940, which was adopted precisely because Congress felt that states could not be trusted to protect investors.  Indeed, the very first section of the ICA states that it is intended to deter or prevent fund insiders from self-dealing, i.e., organizing, operating, or managing funds in their own interest rather than in the interest of investors. Since the very purpose of an election is to allow investors to decide for themselves what is in their interest, it is sad that the SEC has stood by while fund managements adopt measures to weaken shareholder democracy.  They likely see the SEC as a paper tiger and that encourages them to continue to push the envelope.  Consequently, on December 2, 2019, we submitted a letter to the SEC asking whether these sorts of antitakeover measures violated the ICA.  Our letter is available at https://www.sec.gov/Archives/edgar/data/897802/000089418919008131/fundltr.htm.  If you care about fair elections, we urge you to write to the SEC to weigh in on this important matter.

*   *   *

Special Opportunities Fund, Inc.

We remind you that instruction forms for voting proxies for certain closed-end funds held by the Fund are available at http://www.specialopportunitiesfundinc.com/proxy_voting.html.  To be notified directly of such instances, please email us at proxyinstructions@bulldoginvestors.com.

Sincerely yours,

Chairman

Phillip Goldstein
Chairman

Special Opportunities Fund, Inc.

Performance at a glance (unaudited)

Average annual total returns for common stock for the periods ended 12/31/2019
Net asset value returns	1 year	5 years	Since 1/25/10	10 years*
Special Opportunities Fund, Inc.	23.72%	6.49%	8.21%	8.14%

Market price returns
Special Opportunities Fund, Inc.	32.93%	7.72%	8.76%	8.00%

Index returns
S&P 500® Index	31.49%	11.70%	13.84%	13.56%

Share price as of 12/31/19
Net asset value				$16.06
Market price				$14.73

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s share, when sold, may be worth more or less than their original cost. The Fund’s common stock net asset value (“NAV”) return assumes, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on payable dates for dividends and other distributions payable through December 31, 2009 and reinvested at the NAV on the ex-dividend date for dividends and other distributions payable after December 31, 2009. The Fund’s common stock market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan (which was terminated on January 1, 2010) for dividends and other distributions payable through December 31, 2009 and reinvested at the lower of the NAV or the closing market price on the ex-dividend date for dividends and other distributions payable after December 31, 2009. NAV and market price returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

*
The Fund’s investment objective and investment adviser have changed. See Note 1 of the Notes to financial statements for more information about the change in investment objective. On January 25, 2010, the Fund began investing using its new investment objective, therefore, performance prior to that date is not relevant.

The S&P 500® Index is a capital weighted, unmanaged index that represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

Special Opportunities Fund, Inc.

Portfolio composition as of 12/31/2019(1) (Unaudited)

	Value	Percent
Investment Companies	$107,854,474	79.01%
Special Purpose Acquisition Vehicles	40,622,651	29.76
Money Market Funds	20,236,038	14.82
Other Common Stocks	9,412,116	6.90
Corporate Notes	6,030,465	4.42
Preferred Stocks	5,026,741	3.68
Convertible Notes	1,925,806	1.41
Senior Secured Notes	1,400,000	1.03
Warrants	1,198,625	0.88
Rights	302,206	0.22
Liquidating Trusts	98,945	0.07
Total Investments	$194,108,067	142.20%
Liabilities in Excess of Other Assets	(2,004,299)	(1.47)
Preferred Stock	(55,599,400)	(40.73)
Total Net Assets	$136,504,368	100.00%
(1) As a percentage of net assets.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2019

	Shares	Value
INVESTMENT COMPANIES—79.01%

Closed-End Funds—71.30%
Aberdeen Asia-Pacific Income Fund, Inc.	407,108	$1,730,209
Aberdeen Emerging Markets Equity Income Fund, Inc.	161,825	1,233,107
Aberdeen Japan Equity Fund, Inc.	114,992	894,638
Adams Diversified Equity Fund, Inc.	209,433	3,302,758
Adams Natural Resources Fund, Inc.	80,888	1,331,416
Boulder Growth & Income Fund, Inc.	751,246	8,857,190
BrandywineGLOBAL Global Income Opportunities Fund, Inc.	628,904	7,943,058
Central Securities Corp.	344,556	11,404,804
Delaware Investments Minnesota Municipal Income Fund II, Inc.	139,066	1,827,327
Dividend and Income Fund	371,734	5,003,540
Eagle Growth & Income Opportunities Fund	74,497	1,268,684
Eaton Vance Floating-Rate Income Plus Fund	148,012	2,368,192
First Trust High Income Long/Short Fund	27,849	438,622
Franklin Universal Trust	160,264	1,246,854
General American Investors Co., Inc.	287,339	10,844,174
Highland Global Allocation Fund/CEF	268,279	2,505,726
Highland Income Fund	53,695	667,429
Japan Smaller Capitalization Fund, Inc.	352,923	3,156,896
John Hancock Tax-Advantaged Global Shareholder Yield Fund	135,174	955,680
Latin American Discovery Fund Escrow (a)	71,179	0
Mexico Equity & Income Fund, Inc.	131,107	1,520,841
Morgan Stanley India Investment Fund, Inc.	37,037	736,666
NexPoint Strategic Opportunities Fund	75,789	1,342,223
Nuveen Ohio Quality Municipal Income Fund	88,813	1,369,941
Pioneer Diversified High Income Trust	121,281	1,804,661
Portman Ridge Finance Corp.	2,683	5,688
RMR Real Estate Income Fund	38,101	769,640
Royce Global Value Trust, Inc.	215,917	2,524,070
Source Capital, Inc.	185,099	7,161,480
Sutter Rock Capital Corp.	102,803	673,360
Taiwan Fund, Inc.	188,956	3,888,714
The New Ireland Fund, Inc.	29,955	296,854
The Swiss Helvetia Fund, Inc.	61,192	514,625
THL Credit Senior Loan Fund	38,771	588,156
Vertical Capital Income Fund	310,486	3,232,159

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2019

	Shares	Value
INVESTMENT COMPANIES—(continued)

Closed-End Funds—(continued)
Western Asset Corporate Loan Fund, Inc.	297,331	$2,946,550
Western Asset High Income Opportunity Fund, Inc.	190,723	966,966
		97,322,898

Business Development Companies—7.71%
Alcentra Capital Corp.	228,091	2,064,223
Barings BDC, Inc.	97,359	1,000,850
Equus Total Return, Inc. (a)	106,919	195,116
FS KKR Capital Corp.	284,713	1,745,291
Garrison Capital, Inc.	388,202	2,259,336
MVC Capital, Inc.	239,975	2,200,571
WhiteHorse Finance, Inc.	77,824	1,066,189
		10,531,576
Total Investment Companies (Cost $98,405,224)		107,854,474

PREFERRED STOCKS—3.68%

Real Estate Investment Trusts—2.56%
Brookfield DTLA Fund Office Trust Investor, Inc.—Series A, 7.625%	171,723	3,494,563

Thrifts & Mortgage Finance—1.12%
Sachem Capital Corp., 7.125%	60,000	1,532,178
Total Preferred Stocks (Cost $5,970,241)		5,026,741

OTHER COMMON STOCKS—6.90%

Biotechnology—0.03%
Xynomic Pharmaceuticals Holdings, Inc. (a)	10,000	41,500

Media—0.52%
TEGNA, Inc.	42,100	702,649

Printing and Related Support Activities—1.24%
Juniper Industrial Holdings, Inc. (a)	166,150	1,691,407

Professional Services—2.77%
Hill International, Inc. (a)	1,195,255	3,777,006

Real Estate Investment Trusts—0.96%
Brookfield Property REIT, Inc.	70,751	1,305,002

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2019

	Shares	Value
OTHER COMMON STOCKS—(continued)

Real Estate Management & Development—1.35%
The Howard Hughes Corp. (a)	10,000	$1,268,000
Trinity Place Holdings, Inc. (a)	190,851	574,461
		1,842,461

Software—0.00%
Phunware, Inc. (a)	4,488	5,341

Specialty Retail—0.03%
Kaixin Auto Holdings (a)(f)	25,000	46,750
Total Other Common Stocks (Cost $11,324,577)		9,412,116

	Shares/Units
SPECIAL PURPOSE ACQUISITION VEHICLES—29.76% (a)
Acamar Partners Acquisition Corp.	79,998	798,380
Acamar Partners Acquisition Corp. Units	2	20
Agba Acquisition Ltd. (f)	51,750	522,675
Allegro Merger Corp.	198,880	2,032,554
AMCI Acquisition Corp.	50,000	505,000
Andina Acquisition Corp. III (f)	120,950	1,227,643
Apex Technology Acquisition Corp. Units	109,400	1,145,418
B Riley Principal Merger Corp.	35,000	350,350
Boxwood Merger Corp.	199,749	2,029,450
CF Finance Acquisition Corp.	214,700	2,196,381
CHP Merger Corp. Units	100,000	1,017,000
Churchill Capital Corp. II	88,662	915,559
Churchill Capital Corp. II Units	1	11
DiamondPeak Holdings Corp.	72,597	722,340
DiamondPeak Holdings Corp. Units	2	20
Edtechx Holdings Acquisition Corp.	40,325	414,138
Fellazo, Inc. Units (f)	130,000	1,313,000
FinServ Acquisition Corp. Units	109,950	1,122,589
Forum Merger II Corp.	124,739	1,273,585
Galileo Acquisition Corp. Units (f)	161,812	1,650,482
GigCapital2, Inc.	102,250	1,015,343
Gordon Pointe Acquisition Corp.	106,000	1,122,540
Graf Industrial Corp. Units	2,800	29,820
Haymaker Acquisition Corp. II	40,341	405,467

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2019

	Shares/Units	Value
SPECIAL PURPOSE ACQUISITION VEHICLES—(continued)
Haymaker Acquisition Corp. II Units	1	$11
Healthcare Merger Corp. Units	103,100	1,067,085
HL Acquisitions Corp. (f)	34,456	355,930
Landcadia Holdings II, Inc.	69,000	681,030
LF Capital Acquisition Corp.	136,900	1,412,808
LGL Systems Acquisition Corp. Units	113,653	1,159,261
Longevity Acquisition Corp. (f)	63,286	660,706
Monocle Acquisition Corp.	59,500	605,710
Mudrick Capital Acquisition Corp.	49,182	507,558
Netfin Acquisition Corp. Units (f)	44,800	456,512
New Providence Acquisition Corp. Units	123,100	1,261,775
Orisun Acquisition Corp. Units	70,000	711,200
Pivotal Investment Corp. II Units	25,000	255,000
PropTech Acquisition Corp. Units	72,500	742,400
RMG Acquisition Corp.	116,400	1,161,672
SC Health Corp. Units (f)	45,715	473,607
Schultze Special Purpose Acquisition Corp.	50,000	506,000
Software Acquisition Group, Inc. Units	99,934	1,015,329
Tenzing Acquisition Corp. (f)	54,305	568,573
Tiberius Acquisition Corp.	113,800	1,189,210
Tottenham Acquisition I Ltd. (f)	12,474	130,728
Tuscan Holdings Corp. II	240,032	2,366,716
Union Acquisition Corp. II Units (f)	110,860	1,128,555
VectoIQ Acquisition Corp.	38,325	395,510
Total Special Purpose Acquisition Vehicles (Cost $39,175,692)		40,622,651

	Shares
LIQUIDATING TRUSTS—0.07% (a)(c)(e)(g)
Crossroads Liquidating Trust	292,681	84,146
Winthrop Realty Trust	295,985	14,799
Total Liquidating Trusts (Cost $1,434,465)		98,945

	Principal
	Amount
CONVERTIBLE NOTES—1.41%
Emergent Capital, Inc. (b)(h)
5.000%, 02/15/2023	$3,206,898	1,925,806
Total Convertible Notes (Cost $3,086,789)		1,925,806

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2019

	Principal
	Amount	Value
CORPORATE NOTES—4.42% (b)
Great Elm Capital Corp.
6.500%, 09/18/2022	$32,735	$825,577
6.750%, 01/31/2025	6,685	168,888
MVC Capital, Inc.
6.250%, 11/30/2022	200,000	5,036,000
Total Corporate Notes (Cost $5,985,500)		6,030,465

SENIOR SECURED NOTES—1.03%
Emergent Capital, Inc. (b)(c)(e)
8.500%, 07/28/2021	1,600,000	1,400,000
Total Senior Secured Notes (Cost $1,600,000)		1,400,000

	Shares
WARRANTS—0.88% (a)
Acamar Partners Acquisition Corp.
Expiration: February 2026
Exercise Price: $11.50	26,666	19,973
Agba Acquisition Ltd.
Expiration: May 2024
Exercise Price: $11.50 (f)	51,750	2,629
Alberton Acquisition Corp.
Expiration: November 2023
Exercise Price: $11.50 (f)	70,000	4,214
Allegro Merger Corp.
Expiration: January 2025
Exercise Price: $11.50	200,080	36,014
AMCI Acquisition Corp.
Expiration: October 2025
Exercise Price: $11.50	50,000	15,505
Andina Acquisition Corp. III
Expiration: March 2024
Exercise Price: $11.50 (f)	120,950	22,981
B Riley Principal Merger Corp.
Expiration: April 2024
Exercise Price: $11.50	17,500	14,350
Big Rock Partners Acquisition Corp.
Expiration: December 2022
Exercise Price: $11.50	55,801	8,649

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2019

	Shares	Value
WARRANTS—(continued)
Bioceres Crop Solutions Corp.
Expiration: March 2024
Exercise Price: $11.50 (f)	68,763	$11,001
Boxwood Merger Corp.
Expiration: November 2025
Exercise Price: $11.50	50,000	31,000
CF Finance Acquisition Corp.
Expiration: April 2025
Exercise Price: $11.50	30,000	26,100
Churchill Capital Corp. II
Expiration: July 2024
Exercise Price: $11.50	29,554	42,061
DiamondPeak Holdings Corp.
Expiration: April 2024
Exercise Price: $11.50	24,199	19,359
Edtechx Holdings Acquisition Corp.
Expiration: December 2025
Exercise Price: $11.50	40,325	14,557
Emergent Capital, Inc.
Expiration: July 2025
Exercise Price: $0.00 (c)(e)	640,000	0
Forum Merger II Corp.
Expiration: September 2025
Exercise Price: $11.50	68,439	31,489
GigCapital2, Inc.
Expiration: July 2024
Exercise Price: $11.50	102,250	31,698
Graf Industrial Corp.
Expiration: December 2025
Exercise Price: $11.50	24,800	10,862
Haymaker Acquisition Corp. II
Expiration: October 2026
Exercise Price: $11.50	13,447	18,960
HL Acquisitions Corp.
Expiration: July 2023
Exercise Price: $11.50 (f)	34,456	12,060
Hunter Maritime Acquisition Corp.
Expiration: March 2024
Exercise Price: $11.50 (f)	46,221	4,622
KBL Merger Corp. IV
Expiration: January 2024
Exercise Price: $11.50	275,000	21,973

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2019

	Shares	Value
WARRANTS—(continued)
Landcadia Holdings II, Inc.
Expiration: May 2026
Exercise Price: $11.50	23,000	$15,870
Legacy Acquisition Corp.
Expiration: November 2022
Exercise Price: $11.50	118,750	63,840
Leisure Acquisition Corp.
Expiration: December 2022
Exercise Price: $11.50	30,644	31,640
LF Capital Acquisition Corp.
Expiration: June 2023
Exercise Price: $11.50	124,850	53,686
Longevity Acquisition Corp.
Expiration: July 2025
Exercise Price: $11.50 (f)	63,286	5,696
Monocle Acquisition Corp.
Expiration: June 2024
Exercise Price: $11.50	29,751	22,313
Mudrick Capital Acquisition Corp.
Expiration: March 2025
Exercise Price: $11.50	49,182	24,099
Pensare Acquisition Corp.
Expiration: August 2022
Exercise Price: $11.50	19,254	6,354
Pure Acquisition Corp.
Expiration: April 2023
Exercise Price: $11.50	273,277	269,451
Reebonz Holding Ltd.
Expiration: December 2023
Exercise Price: $92.00 (f)	56,895	114
RMG Acquisition Corp.
Expiration: February 2026
Exercise Price: $11.50	38,800	23,668
Schultze Special Purpose Acquisition Corp.
Expiration: December 2023
Exercise Price: $11.50	50,000	19,000
Simplicity Esports and Gaming Co.
Expiration: November 2023
Exercise Price: $11.50	29,549	11,521
Tenzing Acquisition Corp.
Expiration: August 2025
Exercise Price: $11.50 (f)	54,305	4,887

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2019

	Shares	Value
WARRANTS—(continued)
Tiberius Acquisition Corp.
Expiration: April 2023
Exercise Price: $11.50	113,800	$129,732
TKK Symphony Acquisition Corp.
Expiration: August 2023
Exercise Price: $11.50 (f)	212,439	12,746
Tottenham Acquisition I Ltd.
Expiration: June 2025
Exercise Price: $11.50 (f)	12,474	634
Trident Acquisitions Corp.
Expiration: June 2021
Exercise Price: $11.50	175,020	17,502
Tuscan Holdings Corp.
Expiration: April 2026
Exercise Price: $11.50	23,194	11,597
Tuscan Holdings Corp. II
Expiration: July 2025
Exercise Price: $11.50	120,016	48,006
VectoIQ Acquisition Corp.
Expiration: June 2023
Exercise Price: $11.50	38,325	22,612
Wealthbridge Acquisition Ltd.
Expiration: March 2024
Exercise Price: $11.50 (f)	40,000	3,000
Xynomic Pharmaceuticals Holdings, Inc.
Expiration: May 2024
Exercise Price: $11.50	50,000	600
Total Warrants (Cost $1,371,347)		1,198,625

RIGHTS—0.22% (a)
Agba Acquisition Ltd. (Expiration: May 16, 2020) (f)	51,750	8,798
Alberton Acquisition Corp. (Expiration: January 24, 2020) (f)	70,000	15,400
Allegro Merger Corp. (Expiration: January 9, 2020)	200,080	63,866
Andina Acquisition Corp. III (Expiration: July 31, 2020) (f)	120,950	33,866
Big Rock Partners Acquisition Corp. (Expiration: March 23, 2020)	111,602	27,900
GigCapital2, Inc. (Expiration: December 10, 2020)	102,250	22,515
HL Acquisitions Corp. (Expiration: January 2, 2020) (f)	34,456	8,717
KBL Merger Corp. IV	275,000	41,250
Longevity Acquisition Corp. (Expiration: February 28, 2020) (f)	63,286	11,588
TKK Symphony Acquisition Corp. (Expiration: February 20, 2020) (f)	212,439	53,110

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2019

	Shares	Value
RIGHTS—(continued)
Tottenham Acquisition I Ltd. (Expiration: February 6, 2020) (f)	12,474	$1,996
Wealthbridge Acquisition Ltd. (Expiration: February 8, 2020) (f)	40,000	13,200
Total Rights (Cost $418,896)		302,206

MONEY MARKET FUNDS—14.82%
Fidelity Institutional Government Portfolio—Class I, 1.490% (d)	10,118,019	10,118,019
STIT-Treasury Portfolio—Institutional Class, 1.488% (d)	10,118,019	10,118,019
Total Money Market Funds (Cost $20,236,038)		20,236,038
Total Investments (Cost $189,008,769)—142.20%		194,108,067
Liabilities in Excess of Other Assets—(1.47)%		(2,004,299)
Preferred Stock—(40.73%)		(55,599,400)
TOTAL NET ASSETS—100.00%		$136,504,368

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	The coupon rate shown represents the rate at December 31, 2019.
(c)	Fair valued securities. The total market value of these securities was $1,498,945, representing 1.10% of net assets. Value determined using significant unobservable inputs.
(d)	The rate shown represents the seven-day yield at December 31, 2019.
(e)	Illiquid securities. The total market value of these securities was $1,498,945, representing 1.10% of net assets.
(f)	Foreign-issued security.
(g)	Security currently undergoing a full liquidation with all proceeds paid out to shareholders.
(h)	Securities issued pursuant to Rule 144A under the Securities Act of 1933. Such securities are deemed to be liquid and the aggregate value, $1,925,806, represents 1.41% of net assets.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of assets and liabilities—December 31, 2019

Assets:
Investments, at value (Cost $189,008,769)	$194,108,067
Dividends and interest receivable	695,064
Receivable for investments sold	20,367
Other assets	24,389
Total assets	194,847,887

Liabilities:
Preferred dividends accrued not yet declared	53,315
Payable for investments purchased	2,392,449
Advisory fees payable	165,746
Administration fees payable	18,462
Chief Compliance Officer fees payable	13,656
Director fees payable	11,081
Fund accounting fees payable	7,801
Custody fees payable	3,589
Transfer Agent fees payable	3,738
Legal fees payable	13,967
Audit fees payable	52,494
Reports and notices to shareholders payable	7,329
Accrued expenses and other liabilities	492
Total liabilities	2,744,119

Preferred Stock:
3.50% Convertible Preferred Stock - $0.001 par value, $25 liquidation value per share;
2,223,976 shares outstanding
Total preferred stock	55,599,400
Net assets applicable to common shareholders	$136,504,368

Net assets applicable to common shareholders:
Common stock - $0.001 par value per common share; 199,995,800 shares authorized;
8,500,968 shares issued and outstanding, 14,343,863 shares held in treasury	$349,285,086
Cost of shares held in treasury	(220,518,502)
Total distributable earnings	7,737,784
Net assets applicable to common shareholders	$136,504,368
Net asset value per common share ($136,504,368 applicable to
8,500,968 common shares outstanding)	$16.06

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of operations

For the year ended
December 31, 2019
Investment income:
Dividends	$4,585,023
Interest	633,772
Total investment income	5,218,795

Expenses:
Investment advisory fees	1,860,905
Directors’ fees and expenses	188,080
Administration fees and expenses	107,706
Legal fees and expenses	102,101
Compliance fees and expenses	56,814
Audit fees	52,494
Stock exchange listing fees	51,238
Accounting fees and expenses	45,069
Reports and notices to shareholders	39,613
Insurance fees	33,492
Transfer agency fees and expenses	23,969
Custody fees and expenses	18,603
Other expenses	11,340
Net expenses	2,591,424
Net investment income	2,627,371

Net realized and unrealized gains from investment activities:
Net realized gain (loss) from:
Investments	10,864,902
Foreign currency translations	(94,654)
Distributions received from investment companies	2,145,316
Net realized gain	12,915,564
Change in net unrealized appreciation on:
Investments	13,635,518
Foreign currency translations	53,116
Net realized and unrealized gains from investment activities	26,604,198
Increase in net assets resulting from operations	29,231,569
Distributions to preferred stockholders	(1,945,979)
Net increase in net assets applicable to common shareholders resulting from operations	$27,285,590

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of cash flows

For the year ended
December 31, 2019
Cash flows from operating activities:
Net increase in net assets applicable to common shareholders	$29,231,569
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Purchases of investments	(128,352,221)
Proceeds from sales of investments	141,645,314
Net purchases and sales of short-term investments	(13,286,808)
Return of capital distributions received from underlying investments	1,849,282
Proceeds from corporate actions	4,151
Accretion of discount	(30,393)
Decrease in dividends and interest receivable	355,560
Decrease in receivable for investments sold	723,212
Decrease in other assets	1,671
Increase in payable for investments purchased	1,412,724
Decrease in payable to Adviser	10,539
Decrease in accrued expenses and other liabilities	(6,722)
Net distributions received from investment companies	2,145,316
Net realized gains from investments and foreign currency translations	(12,915,564)
Net foreign currency translation	(94,653)
Net change in unrealized appreciation of investments	(13,635,518)
Net cash provided by operating activities	9,057,459

Cash flows from financing activities:
Distributions paid to common shareholders	(7,954,271)
Distributions paid to preferred shareholders	(1,945,979)
Net cash used in financing activities	(9,900,250)
Net change in cash	$(842,791)

Cash:
Beginning of year	842,791
End of year	$0

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statements of changes in net assets applicable to common shareholders

	For the	For the
	year ended	year ended
	December 31, 2019	December 31, 2018
From operations:
Net investment income	$2,627,371	$383,341
Net realized gain (loss) from:
Investments in securities of:
Non-affiliated companies	10,864,902	5,979,874
Affiliated companies	—	24,877
Foreign currency translations	(94,654)	1,772
Distributions received from investment companies	2,145,316	4,631,477
Net change in unrealized appreciation (depreciation) on:
Investments in securities of:
Non-affiliated companies	13,635,518	(21,473,405)
Affiliated companies	—	3,533
Foreign currency translations	53,116	(52,484)
Net increase (decrease) in net assets resulting from operations	29,231,569	(10,501,015)

Distributions paid to preferred shareholders:
Net dividends and distributions	(1,945,979)	(1,945,979)
Total dividends and distributions paid to preferred shareholders	(1,945,979)	(1,945,979)
Net increase (decrease) in net assets applicable to common
shareholders resulting from operations	27,285,590	(12,446,994)

Distributions paid to common shareholders:
Net dividends and distributions	(7,954,271)	(12,020,754)
Return of capital	—	(305,649)
Total dividends and distributions paid to common shareholders	(7,954,271)	(12,326,403)
Net increase (decrease) in net assets applicable
to common shareholders	19,331,319	(24,773,397)

Net assets applicable to common shareholders:
Beginning of year	117,173,049	141,946,446
End of year	$136,504,368	$117,173,049

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

Net asset value, beginning of year
Net investment income (loss)(1)
Net realized and unrealized gains (losses) from investment activities
Total from investment operations
Common share equivalent of dividends paid to preferred shareholders from:
Net investment income
Net realized gains from investment activities
Net Increase (decrease) in net assets attributable to common stockholders resulting form operations
Dividends and distributions paid to common shareholders from:
Net investment income
Net realized gains from investment activities
Return of capital
Total dividends and distributions paid to common shareholders
Anti-Dilutive effect of Common Share Repurchase
Dilutive effect of conversions of preferred shares to common shares
Dilutive effect of reinvestment of distributions by common shareholders
Net asset value, end of year
Market value, end of year
Total net asset value return(2)
Total market price return(3)
Ratio to average net assets attributable to common shares:
Total expenses, net of fee waivers by investment advisor and administrator including interest and dividends on short positions(4)
Total expenses, before fee waivers by investment advisor and administrator including interest and dividends on short positions(4)
Ratio of net investment income to average net assets before preferred distributions and waiver(1)
Ratio of net investment income to average net assets before preferred distributions and after waiver(1)
Supplemental data:
Net assets applicable to common shareholders, end of year (000’s)
Liquidation value of preferred stock (000’s)
Portfolio turnover
Preferred Stock:
Total Shares Outstanding
Asset coverage per share of preferred shares, end of year

Special Opportunities Fund, Inc.

Financial highlights (continued)

For the year ended December 31,
2019	2018	2017	2016	2015
$13.78	$16.70	$15.56	$15.11	$16.94
0.31	(0.18)	0.44	0.63	0.41
3.13	(1.06)	2.26	0.64	(1.09)
3.44	(1.24)	2.70	1.27	(0.68)

(0.05)	(0.08)	(0.10)	(0.06)	—
(0.18)	(0.15)	(0.13)	(0.02)	—
3.21	(1.47)	2.47	1.19	(0.68)

(0.20)	(0.26)	(0.33)	(0.58)	(0.35)
(0.73)	(1.15)	(1.00)	(0.23)	(0.84)
—	(0.04)	—	—	—
(0.93)	(1.45)	(1.33)	(0.81)	(1.19)
—	—	0.00 (5)	0.07	0.08
—	—	—	—	—
—	—	—	—	(0.04)
$16.06	$13.78	$16.70	$15.56	$15.11
$14.73	$11.84	$14.88	$13.65	$13.20
23.72%	-8.79%	15.93%	8.45%	-3.47%
32.93%	-10.55%	18.71%	9.51%	-6.13%

1.99%	1.92%	1.92%	1.75%	1.50%

1.99%	1.92%	1.92%	1.75%	1.50%
2.01%	0.27%	2.45%	3.61%	2.40%
2.01%	0.27%	2.45%	3.61%	2.40%

$136,504	$117,173	$141,946	$132,367	$151,426
$55,599	$55,599	$55,599	$55,599	N/A
75%	66%	59%	49%	48%

2,223,976	2,223,976	2,223,976	2,223,976	N/A
$86	$78	$89	$85	N/A

Special Opportunities Fund, Inc.

Financial highlights (continued)

(1)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(2)
Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends and other distributions at the net asset value on the ex-dividend date.  Total investment return based on net asset value is hypothetical as investors can not purchase or sell Fund shares at net asset value but only at market prices. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(3)
Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions to common shareholders at the lower of the NAV or the closing market price on the ex-dividend date. Total investment return does not reflect brokerage commissions and has not been annualized for the period of less than one year.  Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(4)	Does not include expenses of the investment companies in which the Fund invests.
(5)	Less than 0.5 cents per share.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Notes to financial statements

Note 1
Organization and significant accounting policies
Special Opportunities Fund, Inc. (formerly, Insured Municipal Income Fund Inc.) (the “Fund”) was incorporated in Maryland on February 18, 1993, and is registered with the United States Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company.  Effective December 21, 2009, the Fund changed its name to the Special Opportunities Fund, Inc. and changed its investment objective to total return.  There can be no assurance that the Fund’s investment objective will be achieved.  The Fund’s previous investment objective was to achieve a high level of current income that was exempt from federal income tax, consistent with the preservation of capital.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with Accounting Principles Generally Accepted in the United States of America requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.  The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value for its portfolio securities.  The Fund obtains market values for its securities from independent pricing sources and broker-dealers.  Independent pricing sources may use last reported sale prices or if not available the most recent bid price, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities.  A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities.  If a market value is not available from an independent pricing source or a broker-dealer for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”).  Various factors may be

Special Opportunities Fund, Inc.

Notes to financial statements

reviewed in order to make a good faith determination of a security’s fair value.  The purchase price, or cost, of these securities is arrived at through an arms length transaction between a willing buyer and seller in the secondary market and is indicative of the value on the secondary market.  Current transactions in similar securities in the marketplace are evaluated.  Factors for other securities may include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions.  If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities may be fair valued.  U.S. and foreign debt securities including short-term debt instruments having a maturity of 60 days or less shall be valued in accordance with the price supplied by a Pricing Service using the evaluated bid price.  Money market mutual funds, demand notes and repurchase agreements are valued at cost.  If cost does not represent current market value the securities will be priced at fair value as determined in good faith by or under the direction of the Fund’s Board.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various input and valuation techniques used in measuring fair value.  Fair value inputs are summarized in the three broad levels listed below:

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the

Special Opportunities Fund, Inc.

Notes to financial statements

extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The significant unobservable inputs used in the fair value measurement of the Fund’s Level 3 investments are listed in the table on page 28.  Significant changes in any of these inputs in isolation may result in a change in fair value measurement.

In accordance with procedures established by the Fund’s Board of Directors, the Adviser shall initially value non-publicly-traded securities (for which a current market value is not readily available) at their acquisition cost less related expenses, where identifiable, unless and until the Adviser determines that such value does not represent fair value.

The Adviser sends a memorandum to the Chairman of the Valuation Committee with respect to any non-publicly-traded positions that are valued using a method other than cost detailing the reason, factors considered, and impact on the Fund’s NAV.  If the Chairman determines that such fair valuation(s) require the involvement of the Valuation Committee, a special meeting of the Valuation Committee is called as soon as practicable to discuss such fair valuation(s).  The Valuation Committee of the Board consists of at least two non-interested Directors, as defined by the Investment Company Act of 1940.

In addition to special meetings, the Valuation Committee meets prior to each regular quarterly Board meeting.  At each quarterly meeting, the Adviser delivers a written report (the “Quarterly Report”) regarding any recommendations of fair valuation during the past quarter, including fair valuations which have not changed.  The Valuation Committee reviews the Quarterly Report, discusses the valuation of the fair valued securities with appropriate levels of representatives from the Adviser’s management, and, unless more information is required, approves the valuation of fair valued securities.

The Valuation Committee also reviews other interim reports as necessary.

Special Opportunities Fund, Inc.

Notes to financial statements

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s investments:

	Quoted Prices in
	Active Markets
	for Identical	Significant Other	Unobservable
	Investments	Observable Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)*	Total
Investment Companies
Closed-End Funds	$97,322,898	$—	$—	$97,322,898
Business Development
Companies	10,531,576	—	—	10,531,576
Preferred Stocks
Real Estate Investment Trusts	3,494,563	—	—	3,494,563
Thrifts & Mortgage Finance	1,532,178	—	—	1,532,178
Other Common Stocks
Biotechnology	41,500	—	—	41,500
Media	702,649	—	—	702,649
Printing and Related
Support Activities	—	1,691,407	—	1,691,407
Professional Services	3,777,006	—	—	3,777,006
Real Estate Investment Trusts	1,305,002	—	—	1,305,002
Real Estate
Management & Development	1,842,461	—	—	1,842,461
Software	5,341	—	—	5,341
Specialty Retail	46,750	—	—	46,750
Special Purpose
Acquisition Vehicles	20,348,554	20,274,097	—	40,622,651
Liquidating Trusts	—	—	98,945	98,945
Convertible Notes	—	1,925,806	—	1,925,806
Corporate Notes	—	6,030,465	—	6,030,465
Senior Secured Notes	—	—	1,400,000	1,400,000
Warrants	870,596	328,029	0	1,198,625
Rights	171,147	131,059	—	302,206
Money Market Funds	20,236,038	—	—	20,236,038
Total	$162,228,259	$30,380,863	$1,498,945	$194,108,067

*	The Fund measures Level 3 activity as of the beginning and end of each financial reporting period.

Special Opportunities Fund, Inc.

Notes to financial statements

The fair value of derivative instruments as reported within the Schedule of Investments as of December 31, 2019:

Derivatives not accounted	Statement of Assets &
for as hedging instruments	Liabilities Location	Value
Equity Contracts – Warrants	Investments, at value	$1,198,625

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019:

	Amount of Realized Gain on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Value
Equity Contracts – Warrants	Net Realized Gain	$380,690
	on Investments

	Change in Unrealized Depreciation on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Total
Equity Contracts – Warrants	Net change in unrealized	$(1,609)
	depreciation of investments

The average monthly share amount of warrants during the period was 3,825,546. The average monthly market value of warrants during the period was $1,182,494.

Special Opportunities Fund, Inc.

Notes to financial statements

Level 3 Reconciliation Disclosure
The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

					Senior
	Preferred	Liquidating	Convertible	Corporate	Secured
Category	Stocks	Trusts	Notes	Bonds	Notes	Warrants
Balance as of
12/31/2018	$3,421,000	$434,909	$273,806	$15,000	$1,600,000	$26,640
Dispositions	—	(16,341)	(273,806)	—	—	—
Transfers into
(out of) Level 3	—	—	—	—	—	(26,640	)(1)
Corporate Actions	(3,181,496)	(176,435)	—	—	—	—
Realized Gain (Loss)	—	23,314	—	—	—	—
Change in unrealized
appreciation
(depreciation)	(239,504)	(166,502)	—	(15,000)	(200,000)	—
Balance as of 12/31/19	$—	$98,945	$—	$—	$1,400,000	$0
Change in unrealized
appreciation
(depreciation)
during the period
for Level 3
investments held at
December 31, 2019	$—	$(169,100)	$—	$—	$(200,000)	$—

(1)	Transfer out of Level 3 is due to a security currently obtaining a price by ICE that was previously priced by the Adviser.

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2019:

	Fair Value
	December 31,	Valuation	Unobservable
Category	2019	Methodologies	Input	Range
Liquidating Trusts	$98,945	Last Traded Price	Financial Assessments/	$0.05 – 0.83
			Company
			Announcements and
			Discount to
			Liquidation Value
Senior Secured Notes	1,400,000	Company-Specific	Terms of the	87.50 – 100.00
		Information	Note/ Financial
			Assessments/ Company
			Announcements
Warrants	0	Last Traded Price	Market Assessments	0.00

Special Opportunities Fund, Inc.

Notes to financial statements

Special Purpose Acquisition Companies—The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (“SPACs”). Unless and until an acquisition meeting the SPAC’s requirements is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash.  If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices.  In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Short sales—The Fund is authorized to make short sales.  Short sales are transactions where a fund sells securities it does not own in anticipation of a decline in the value of the securities.

Short sales carry risks of loss if the price of the security sold short increases after the sale.  In this situation, when a fund replaces the borrowed security by buying the security in the securities market, the fund may pay more for the security than it has received from the purchaser in the short sale.  The fund may, however, profit from a change in the value of the security sold short, if the price decreased.

As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents, or liquid securities.  The amount of segregated assets are required to be adjusted daily to the extent additional collateral is required based on the change in fair value of the securities sold short.

The Fund did not engage in short sales during the year ended December 31, 2019.

Investment transactions and investment income—Investment transactions are recorded on the trade date.  Realized gains and losses from investment transactions are calculated using the identified cost method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Discounts are accreted and premiums are amortized using the effective yield method as adjustments to interest income and the identified cost of investments.

Dividends and distributions—On March 4, 2019, the Fund received authorization from the U.S. Securities and Exchange Commission (the “SEC”) that permits the Fund to distribute long-term capital gains to stockholders more than once per year. Accordingly, the Board approved the implementation of a Managed

Special Opportunities Fund, Inc.

Notes to financial statements

Distribution Plan (“MDP”) to make monthly cash distributions to stockholders. Under the MDP, distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid in capital. Beginning in January 2020, the Fund intends to make monthly distributions to common stockholders at an annual rate of 7%, based on the NAV of the Fund’s common shares as of the close of business on the last business day of the previous year.  Dividends and distributions to common shareholders are recorded on the ex-dividend date.  The amount of dividends from net investment income and distributions from net realized capital gains was determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.  These “book/tax” differences are either considered temporary or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

The Fund has made certain investments in Real Estate Investment Trusts (“REITs”) which pay distributions to their shareholders based upon available funds from operations. Each REIT reports annually the tax character of its distributions. It is quite common for these distributions to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such distributions being designated as a return of capital or long-term capital gain. The Fund intends to include the gross distributions from such REITs in its distributions to its shareholders; accordingly, a portion of the distributions paid to the Fund and subsequently distributed to shareholders may be re-characterized. The final determination of the amount of the Fund’s return of capital distribution for the period will be made after the end of each calendar year.

Holders of Convertible Preferred Stock receive calendar quarterly dividends at the rate of 3.50% of the Subscription Price per year. Dividends on the Convertible Preferred Stock are fully cumulative, and accumulate without interest from the date of original issuance of the Convertible Preferred Stock.

Note 2
Related party transactions
Bulldog Investors, LLC serves as the Fund’s Investment Adviser (the “Investment Adviser”) under the terms of the Investment Advisory Agreement effective October 10, 2009.  Effective May 7, 2013 Brooklyn Capital Management, LLC changed its name to Bulldog Investors, LLC.  In accordance with the investment advisory agreement, the Fund is obligated to pay the Investment Adviser a monthly investment advisory fee at an annual rate of 1.00% of the Fund’s average weekly total assets.

Special Opportunities Fund, Inc.

Notes to financial statements

Effective January 1, 2020, the Fund pays each of its directors who is not a director, officer or employee of the Investment Adviser, the Administrator or any affiliate thereof an annual fee of $45,000, paid pro rata, quarterly plus $5,000 for each special in-person meeting (or $500 if attended by telephone) of the board of directors and $500 for special committee meetings held in between regularly scheduled Board meetings.  As additional annual compensation, the Audit Committee Chairman and Valuation Committee Chairman receive $5,000, and the Corporate Governance Committee Chairman receive $3,000.  For serving the Fund as Chief Compliance Officer (“CCO”), in addition to the aforementioned Directors’ fees, Mr. Hellerman receives annual compensation in the amount of $50,000.  In addition, the Fund reimburses the directors and CCO for travel and out-of-pocket expenses incurred in connection with Board of Directors’ meetings and CCO due diligence requirements.

U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative services for the Fund.  Fund Services also serves as the Fund’s Fund Accountant (the “Fund Accountant”).  U.S. Bank, N.A. serves as the Fund’s custodian (the “Custodian”).  The Custodian is an affiliate of the Administrator.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the directors, monitors the activities of the Custodian and Fund Accountant; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  American Stock Transfer & Trust Company, LLC serves as the Fund’s Transfer Agent.

Note 3
Convertible Preferred Stock
At December 31, 2019, 2,223,976 shares of 3.50% Convertible Preferred Stock were outstanding. The holders of Convertible Preferred Stock may convert their shares to common stock on a quarterly basis at a conversion rate equivalent to the current conversion price of $14.474 per share of common stock (which is a current ratio of 1.7272 shares of common stock for each share of Convertible Preferred Stock held). The conversion price (and resulting conversion ratio) will be adjusted for any distributions made to or on behalf of common stockholders. Following any such conversion, shares of common stock shall be issued as soon as reasonably practicable following the next quarterly dividend payment date. Until the mandatory redemption date of the Convertible Preferred Stock, August 19, 2021, at any time following the second anniversary of the expiration date of the Convertible Preferred Stock rights offering, the Board may, in its sole discretion, redeem all or any part of the then outstanding shares of Convertible Preferred Stock at $25.00 per share. Under such circumstances, the Fund shall provide no less than 30 days’ notice to the holders of Convertible Preferred Stock that, unless such shares have been converted by a certain date, the shares will be redeemed.

Special Opportunities Fund, Inc.

Notes to financial statements

If, at any time from and after the date of issuance of the Convertible Preferred Stock, the market price of the common stock is equal to or greater than $17.47 per share (as adjusted for dividends or other distributions made to or on behalf of holders of the common stock), the Board may, in its sole discretion, require the holders of the Convertible Preferred Stock to convert all or any part of their shares into shares of common stock at a conversion rate equivalent to the current conversion price of $14.474 per share of common stock (which is a current ratio of 1.7272 shares of common stock for each share of Convertible Preferred Stock held), subject to adjustment upon the occurrence of certain events.

The conversion price (and resulting conversion ratio) will be adjusted for any dividends or other distributions made to or on behalf of common stockholders. Notice of such mandatory conversion shall be provided by the Fund in accordance with its Articles of Incorporation. In connection with all conversions shareholders of Convertible Preferred Stock would receive payment for all declared and unpaid dividends on the shares of Convertible Preferred Stock held to the date of conversion, but after conversion would no longer be entitled to the dividends, liquidation preference or other rights attributable to holders of the Convertible Preferred Stock. The Convertible Preferred Stock is classified outside of the permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with accounting for redeemable equity instruments, which requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon occurrence of an event that is not solely within the control of the issuer. The Fund is required to meet certain asset coverage tests with respect to the Convertible Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Convertible Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Convertible Preferred Stock.

Note 4
Purchases and sales of securities
For the year ended December 31, 2019, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $128,352,221 and $141,645,314, respectively.  The Fund did not purchase or sell U.S. government securities during the year ended December 31, 2019.

Special Opportunities Fund, Inc.

Notes to financial statements

Note 5
Capital share transactions
During the year ended December 31, 2019, there were no shares of common stock repurchased by the Fund.

During the year ended December 31, 2018, there were no shares of common stock repurchased by the Fund.

During the year ended December 31, 2017, the Fund purchased 7,582 shares of its capital stock in the open market at a cost of $118,039. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 10.44%.

During the year ended December 31, 2016, the Fund purchased 362,902 shares of its capital stock in the open market at a cost of $4,661,968. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 13.50%.

The Fund announced on September 21, 2016 that it was offering to purchase up to 1.15 million common shares of the Fund at 97% of the net asset value (NAV) per common share with the right to purchase up to an additional 2% of the outstanding shares. The offer expired October 21, 2016 and because the number of shares tendered exceeded the amount offered to be purchased, the proration was 17.98%.

During the year ended December 31, 2015, the Fund issued 261,013 shares for the reinvestment of distributions.  During the same period the Fund purchased 405,015 shares of its capital stock in the open market at a cost of $5,921,562. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 12.63%.

Note 6
Federal tax status
The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Special Opportunities Fund, Inc.

Notes to financial statements

The tax character of distributions paid to shareholders during the fiscal years ended December 31, 2019 and December 31, 2018 were as follows:

	For the	For the
	year ended	year ended
Distributions paid to common shareholders from:	December 31, 2019	December 31, 2018
Ordinary income	$2,868,971	$3,965,904
Long-term capital gains	5,085,300	8,054,850
Return of capital	—	305,649
Total distributions paid	$7,954,271	$12,326,403

	For the	For the
	year ended	year ended
Distributions paid to preferred shareholders from:	December 31, 2019	December 31, 2018
Ordinary income	$701,882	$647,778
Long-term capital gains	1,244,097	1,298,201
Total distributions paid	$1,945,979	$1,945,979

The Fund designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits for the Fund related to net capital gains to zero for the year ended December 31, 2019.

The following information is presented on an income tax basis as of December 31, 2019:

Tax cost of investments	$189,462,696
Unrealized appreciation	13,856,099
Unrealized depreciation	(9,210,728)
Net unrealized appreciation	4,645,371
Undistributed ordinary income	—
Undistributed long-term gains	3,092,413
Total distributable earnings	3,092,413
Other accumulated/gains losses and other temporary differences	—
Total accumulated gains	$7,737,784

There were no reclassifications made between total distributable earnings and paid-in capital.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  At December 31, 2019, the Fund had no post October losses.

At December 31, 2019, the Fund did not have capital loss carryforwards.

Special Opportunities Fund, Inc.

Notes to financial statements

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2016-2018), or expected to be taken in the Fund’s 2019 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the State of Maryland; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Note 7
Additional information
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Fund directors and officers and advisory persons to the Fund, including insiders and employees of the Fund and of the Fund’s investment adviser, may purchase or sell Fund securities from time to time, subject to the restrictions set forth in the Fund’s Code of Ethics, as amended, a copy of which is available on the Fund’s website. Please see the corporate governance section of the Fund’s website at www.specialopportunitiesfundinc.com.

The Fund may seek proxy voting instructions from shareholders regarding certain underlying closed-end funds held by the Fund.  Please see the proxy voting instructions section on the Fund’s website at www.specialopportunitiesfundinc.com for further information.

Special Opportunities Fund, Inc.

Report of independent registered public accounting firm

To the Board of Directors and Shareholders of Special Opportunities Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Special Opportunities Fund, Inc.,  including the portfolio of investments, as of December 31, 2019, the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of Special Opportunities Fund, Inc. as of December 31, 2019, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the Fund’s auditor since 2009.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
February 27, 2020

Special Opportunities Fund, Inc.

General information (unaudited)

The Fund
Special Opportunities Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company whose common shares trade on the New York Stock Exchange (“NYSE”). The Fund’s NYSE trading symbol is “SPE.” On April 21, 2010 the Fund’s symbol changed from “PIF” to “SPE.” Comparative net asset value and market price information about the Fund is available weekly in various publications.

Annual meeting of shareholders held on December 11, 2019

The Fund held an annual meeting of shareholders on December 11, 2019 to vote on the following matters:

(1) (a) To elect four Directors to the Fund’s Board of Directors, to be elected by the holders of the Fund’s common stock and preferred stock, voting together as a single class, to serve until the Fund’s Annual Meeting of Stockholders in 2020 and until their successors have been duly elected and qualified; and

(b) To elect two Directors to the Fund’s Board of Directors, to be elected by the holders of the Fund’s preferred stock, voting as a separate class, to serve until the Fund’s Annual Meeting of Stockholders in 2020 and until their successors have been duly elected and qualified; and

Proxy results – Common Stock
The presence, in person or by proxy, of shareholders entitled to cast a majority of the votes entitled to be cast at the Meeting (i.e., the presence of a majority of the shares outstanding on the record date of October 15, 2019) was necessary to constitute a quorum for the transaction of business. At the Meeting, the holders of approximately 85.80% of the common stock outstanding as of the record date were represented in person or by proxy (7,294,033 votes), thus constituting a quorum for the matters to be voted upon by all shareholders at the Meeting.

The actual voting results for the agenda items were as follows:

Proposal to elect Andrew Dakos as a director:
FOR	% of Quorum	% of O/S	WITHHELD
7,009,178	96.09%	82.45%	284,855

Proposal to elect Gerald Hellerman as a director:
FOR	% of Quorum	% of O/S	WITHHELD
6,993,430	95.88%	82.27%	300,603

Proposal to elect Charles C. Walden as a director:
FOR	% of Quorum	% of O/S	WITHHELD
7,171,462	98.32%	84.36%	122,571

Special Opportunities Fund, Inc.

General information (unaudited)

Proposal to elect Ben Harris as a director:

FOR	% of Quorum	% of O/S	WITHHELD
7,171,450	98.32%	84.36%	122,583

Proxy results – Preferred Stock
The presence, in person or by proxy, of shareholders entitled to cast a majority of the votes entitled to be cast at the Meeting (i.e., the presence of a majority of the shares outstanding on the record date of October 15, 2019) was necessary to constitute a quorum for the transaction of business.  At the Meeting, the holders of approximately 91.40% of the preferred stock outstanding as of the record date were represented in person or by proxy (2,032,690 votes), thus constituting a quorum for the matters to be voted upon by all shareholders at the Meeting.

The actual voting results for the agenda items were as follows:

Proposal to elect Phillip Goldstein as a director:
FOR	% of Quorum	% of O/S	WITHHELD
1,988,315	97.82%	89.40%	44,375

Proposal to elect Marc Lunder as a director:
FOR	% of Quorum	% of O/S	WITHHELD
1,983,837	97.60%	89.20%	48,853

Proposal to elect Andrew Dakos as a director:
FOR	% of Quorum	% of O/S	WITHHELD
1,983,299	97.57%	89.18%	49,391

Proposal to elect Gerald Hellerman as a director:
FOR	% of Quorum	% of O/S	WITHHELD
1,983,090	97.56%	89.17%	49,600

Proposal to elect Charles C. Walden as a director:
FOR	% of Quorum	% of O/S	WITHHELD
1,983,628	97.59%	89.19%	49,062

Proposal to elect Ben Harris as a director:
FOR	% of Quorum	% of O/S	WITHHELD
1,983,837	97.60%	89.20%	48,853
O/S – outstanding shares

Special Opportunities Fund, Inc.

General information (unaudited)

Tax information
The Fund designated 27.97% of its ordinary income distribution for the year ended December 31, 2019, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended December 31, 2019, 26.44% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

The Fund designated 40.90% of taxable ordinary income distributions designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C).

Quarterly Form N-PORT portfolio schedule
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT.  The Fund’s Forms N-PORT are available on the SEC’s Web site at http://www.sec.gov.  Additionally, you may obtain copies of Forms N-PORT from the Fund upon request by calling 1-877-607-0414.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-877-607-0414, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

The following table sets forth the directors and officers of the Fund, his name, address, age, position with the Fund, term of office and length of service with the Fund, principal occupation or employment during the past five years and other directorships held at December 31, 2019.

Additional information about the Directors and Officers of the Fund is included in the Fund’s most recent Form N-2.

		Term of		Number of	Other
		Office		Portfolios	Directorships
		and		in Fund	held by
	Position(s)	Length	Principal Occupation	Complex	Director During
Name, Address	Held with	of Time	During the Past	Overseen	the Past
and Age*	the Fund	Served	Five Years	by Director**	Five Years
INTERESTED DIRECTORS

Andrew Dakos***	President	1 year;	Member of the Adviser since	1	Director, Brookfield
(53)	as of	Since	2009; Principal of the general		DTLA Fund Office
	October	2009	partner of several private		Trust Investor, Inc.;
	2009.		investment partnerships in the		Trustee, Crossroads
			Bulldog Investors group		Liquidating Trust;
			of private funds.		Trustee, High
Income Securities
Fund; Chairman,
Swiss Helvetia
Fund, Inc.; Director,
Director, Emergent
Capital, Inc. (until
2017); Director,
Mexico Equity and
Income Fund, Inc.
(until 2015).

Phillip Goldstein***	Chairman	1 year;	Member of the Adviser since	1	Chairman, Mexico
(75)	and	Since	2009; Principal of the general		Equity and Income
	Secretary	2009	partner of several private		Fund, Inc.; Director,
	as of		investment partnerships in the		MVC Capital, Inc.;
	October		Bulldog Investors group of		Director, Brookfield
	2009.		private funds.		DTLA Fund Office
Trust Investor, Inc.;
Trustee, Crossroads
Liquidating Trust;
Chairman, High
Income Securities
Fund; Director,
Swiss Helvetia
Fund, Inc.;
Chairman,
Emergent Capital,
Inc. (until 2017).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of	Other
		Office		Portfolios	Directorships
		and		in Fund	held by
	Position(s)	Length	Principal Occupation	Complex	Director During
Name, Address	Held with	of Time	During the Past	Overseen	the Past
and Age*	the Fund	Served	Five Years	by Director**	Five Years
INDEPENDENT DIRECTORS

Gerald Hellerman****	Chief	1 year;	Managing Director of Hellerman	1	Director, Mexico
(82)	Compliance	Since	Associates (a financial and		Equity and Income
	Officer	2009	corporate consulting firm) since		Fund, Inc.; Director,
	as of		1993 (which terminated activities		MVC Capital, Inc.;
	January		as of December, 31, 2013).		Trustee, Crossroads
	2010.				Liquidating Trust;
Trustee, Fiera
Capital Series Trust;
Trustee, High
Income Securities
Fund; Director,
Swiss Helvetia
Fund, Inc.;
Director, Emergent
Capital, Inc.
(until 2017);
Director, Ironsides
Partners Opportunity
Offshore Fund Ltd.
(until 2016).

Marc Lunder	—	1 year;	Managing Member of Lunder	1	None
(56)		Effective	Capital LLC.
January 1,
2015

Ben Harris	—	1 year;	Chief Executive Officer of HHI, LLC;	1	Trustee,
(51)		Since	Principal of NBC Bancshares, LLC;		High Income
		2009	Chief Executive Officer of Crossroads		Securities Fund.
Capital, Inc.; Administrator of
Crossroads Liquidating Trust.

Charles C. Walden	—	1 year;	President and Owner of Sound	1	Independent
(75)		Since	Capital Associates, LLC		Chairman, Third
		2009	(consulting firm).		Avenue Funds
(fund complex
consisting of three
funds and one
variable series trust)
(until 2019).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of	Other
		Office		Portfolios	Directorships
		and		in Fund	held by
	Position(s)	Length	Principal Occupation	Complex	Director During
Name, Address	Held with	of Time	During the Past	Overseen	the Past
and Age*	the Fund	Served	Five Years	by Director**	Five Years
OFFICERS

Andrew Dakos***	President	1 year;	Member of the Adviser since	n/a	n/a
(53)	as of	Since	2009; Principal of the
	October	2009	general partner of several
	2009.		private investment partnerships
in the Bulldog Investors group
of private funds.

Rajeev Das***	Vice-	1 year;	Principal of the Adviser.	n/a	n/a
(51)	President	Since
	as of	2009
October
2009.

Phillip Goldstein***	Chairman	1 year;	Member of the Adviser	n/a	n/a
(75)	and	Since	since 2009; Principal of the
	Secretary	2009	general partner of several
	as of		private investment
	October		partnerships in the Bulldog
	2009.		Investors group of funds.

Gerald Hellerman****	Chief	1 year;	Managing Director of Hellerman	n/a	n/a
(82)	Compliance	Since	Associates (a financial
	Officer	2009	and corporate consulting
	as of		firm) since 1993 (which
	January		terminated activities as of
	2010.		December, 31, 2013).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of	Other
		Office		Portfolios	Directorships
		and		in Fund	held by
	Position(s)	Length	Principal Occupation	Complex	Director During
Name, Address	Held with	of Time	During the Past	Overseen	the Past
and Age*	the Fund	Served	Five Years	by Director**	Five Years
Thomas Antonucci***	Chief	1 year;	Director of Operations	n/a	n/a
(49)	Financial	Since	of the Adviser.
	Officer	2014
and
Treasurer
as of
January
2014.

*	The address for all directors and officers is c/o Special Opportunities Fund, Inc., 615 East Michigan Street, Milwaukee, WI 53202.
**	The Fund Complex is comprised of only the Fund.
***
Messrs. Dakos, Goldstein, Das, and Antonucci are each considered an “interested person” of the Fund within the meaning of the 1940 Act because of their affiliation with Bulldog Investors, LLC, the Adviser, and their positions as officers of the Fund.

****
Mr. Hellerman is considered an “interested person” of the Fund within the meaning of the 1940 Act because he serves as the Fund’s Chief Compliance Officer. Mr. Hellerman is not affiliated with Bulldog Investors, LLC.

Special Opportunities Fund, Inc.

Board approval of investment advisory agreement (unaudited)

At its in-person meeting held on September 19, 2019, the Board of Directors (the “Board”) of Special Opportunities Fund, Inc. (the “Fund”) met to consider the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and Bulldog Investors, LLC (the “Adviser”). The Independent Directors (as defined below) and Mr. Gerald Hellerman held a telephonic executive session on September 16, 2019 (the “September 16, 2019 Meeting”) to review materials related to the renewal of the Advisory Agreement. The Board received and discussed a memorandum from the Fund’s independent legal counsel regarding the duties and responsibilities of the Board and the Independent Directors under the Investment Company Act of 1940, as amended (the “1940 Act”), in reviewing advisory contracts. Based on their evaluation of the information provided, the Directors, by a unanimous vote (including a separate vote of the Directors who are not “interested persons,” as that term is defined in the 1940 Act, as amended (the “Independent Directors”)), approved the continuation of the Advisory Agreement for an additional one-year term.

In considering the renewal of the Advisory Agreement and reaching their conclusions, the Independent Directors and Mr. Hellerman reviewed and analyzed various factors that they determined were relevant, including (a) the nature, extent, and quality of the services to be provided by the Adviser; (b) the investment performance of the Fund and the Adviser; (c) the cost of the services to be provided and the profits to be realized by the Adviser from its relationship with the Fund; and (d) the extent to which economies of scale (if any) would be realized as the Fund grows; and (e) fee comparisons of the advisory services and fees similar to those of the Investment Adviser. The Independent Directors evaluated each of these factors based on their own direct experience with the Adviser and in consultation with their independent counsel. No one factor was determinative in the Board’s decision to approve the continuance of the Advisory Agreement. Greater detail regarding the Independent Directors’ consideration of the factors that led to their decision to approve the continuance of the Advisory Agreement is set forth below.

The materials which had been prepared by the Adviser in response to a questionnaire (known as a “15(c) questionnaire”) provided to the Adviser by Fund counsel with respect to certain matters that counsel believed relevant to the annual continuation of the Advisory Agreement under Section 15 of the 1940 Act, distributed to the Directors and reviewed by the Independent Directors and Mr. Hellerman together with counsel at the September 16, 2019 Meeting included, among other things, information regarding:  (a) the Adviser’s financial soundness; (b) information on the cost to the Adviser of advising the Fund and the Adviser’s profitability in connection with such advisory services; (c) the experience and responsibilities of key personnel at the Adviser; (d) the risk management policies and procedures adopted by the Adviser; (e) the investment performance of the Fund as compared to peer and/or comparable funds; (f) the

Special Opportunities Fund, Inc.

Board approval of investment advisory agreement (unaudited)

Adviser’s policy with respect to selection of broker-dealers and allocation of portfolio transactions; (g) fees of the Fund as compared to peer and/or comparable funds; (h) the profitability to the Adviser derived from its relationship to the Fund; (i) the Adviser’s compliance program and chief compliance officer; (j) the Adviser’s policy with respect to proxy voting; (k) affiliates and possible conflicts; and (l) other material factors affecting the Adviser.

The Independent Directors and Mr. Hellerman reviewed the Adviser’s financial information and discussed the profitability of the Adviser as it relates to advising the Fund. The Independent Directors considered both the direct and indirect benefits to the Adviser from advising the Fund. These considerations were based on material requested by the Directors specifically for the meeting, as well as the in-person presentations made by the Adviser over the course of the year. After further discussion, the Independent Directors concluded that the Adviser’s profit from advising the Fund currently was not excessive and that the Adviser had adequate financial strength to support the services to the Fund.

After reviewing these materials, the Independent Directors and Mr. Hellerman assessed the overall quality of services provided to the Fund. The Independent Directors then considered the Adviser’s specific responsibilities in all aspects of day--to-day management of the Fund, as well as the qualifications, experience and responsibilities of the portfolio manager and other key personnel at the Adviser involved in the day-to-day activities of the Fund. The Independent Directors noted the unique investment strategy of the Fund and the knowledge and expertise required by the Adviser’s personnel. The Independent Directors also considered the operational strength of the Adviser. The Independent Directors noted any services that extended beyond portfolio management, and considered the favorable history, reputation, qualification and background of the Adviser, as well as the qualifications of its personnel and financial condition. The Independent Directors concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedure necessary to performing its duties under the Advisory Agreement and that the nature, overall quality, and extent of the management services were satisfactory and reliable.

The Independent Directors reviewed the personnel responsible for providing services to the Fund and concluded, based on their experience and interaction with the Adviser, that the Adviser (a) was able to retain quality personnel, (b) exhibited a high level of diligence and attention to detail in carrying out its responsibilities under the Advisory Agreement, (c) was very responsive to the requests of the Independent Directors, (d) had consistently kept the Independent Directors apprised of developments related to the Fund and the industry in general and (e) continued to demonstrate the ability to grow the Fund over time via investment returns.

Special Opportunities Fund, Inc.

Board approval of investment advisory agreement (unaudited)

The Independent Directors and Mr. Hellerman discussed the performance of the Fund for the year-to-date, one-year, three-year, and five-year periods ended July 31, 2019. In assessing the quality of the portfolio management services delivered by the Adviser, the Independent Directors also compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison to a peer fund group with data provided by Morningstar, Inc. (the “Morningstar Peer Group”) and assembled by Fund Services independently from the Adviser. The Independent Directors noted that the Board reviews the investment performance of the Fund at each quarterly meeting. After considering all of the information, the Independent Directors concluded that the Adviser has obtained reasonable returns for the Fund while minimizing risk. Although past performance is not a guarantee or indication of future results, the Independent Directors determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

The Independent Directors then turned to a more focused review of the cost of services and the structure of the Adviser’s fees. The Independent Directors reviewed information prepared by the Adviser, as well as by Fund Services comparing the Fund’s contractual advisory fee with a peer group of funds and comparing the Fund’s overall expense ratio to the expense ratios of the Morningstar Peer Group. The Independent Directors noted that the contractual investment advisory fee for the Fund of 1.00% was slightly above the 0.95% Morningstar Peer Group average. The Independent Directors further noted that the then current expense ratio of 3.51% for the Fund including the advisory fee on the preferred assets and preferred distributions. It was noted that the Fund is unique in its industry due to its activist investment strategy and true comparisons are difficult. Discussion ensued regarding the selection of the comparable funds by the Adviser and their use of leverage. Following a thorough discussion, the Independent Directors concluded that the Fund’s expenses and the advisory fee paid to the Adviser were fair and not unreasonable in light of the experience and commitment of the Adviser as well as the comparative performance, expense and advisory fee data provided.

The Independent Directors then discussed in greater detail, with the assistance of the Fund’s Chief Compliance Officer (the “CCO”), the Adviser’s handling of compliance matters. The CCO reported to the Independent Directors on the effectiveness of the Adviser’s compliance program. The CCO noted that the Adviser had provided certifications that: (a) it had adopted a Code of Ethics conforming to applicable regulatory requirements; and (b) it had adopted procedures reasonably necessary to prevent its access persons from violating its own Code of Ethics, to which the CCO offered his own certification that the Code of Ethics is compliant with applicable regulations. The Independent Directors also discussed the Adviser’s business continuity plan. After reviewing the

Special Opportunities Fund, Inc.

Board approval of investment advisory agreement (unaudited)

Adviser’s compliance policies and procedures with respect to the Fund, based on the assurances and information provided to them by the CCO, the Independent Directors concluded that the Adviser’s policies and procedures were reasonable.

After due consideration of the written and oral presentations, the Independent Directors concluded that the nature and scope of the advisory services provided was reasonable and appropriate in relation to the advisory fee and in relation to peer comparisons, that the level of services to be provided by the Adviser were expected to be maintained and that the quality of service was expected to remain high.

Based on the factors discussed above, the Board approved the continuance of the Advisory Agreement between the Fund and Adviser on September 19, 2019.

Special Opportunities Fund, Inc.

New York Stock Exchange certifications (unaudited)

On January 7, 2020, the Fund submitted an annual certification to the New York Stock Exchange (“NYSE”) in which the Fund’s president certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s president and treasurer have made quarterly certifications, included in the filing with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

Special Opportunities Fund, Inc.

Privacy policy notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources.  In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS.  The Fund collects the following nonpublic personal information about you:

1.
Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

2.
Information about the Consumer’s transactions: this category includes information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES.  The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law.  The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY.  The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

This privacy policy notice is not a part of the shareholder report.

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Investment Adviser
Bulldog Investors, LLC
Park 80 West
250 Pehle Avenue, Suite 708
Saddle Brook, NJ  07663

Administrator and Fund Accountant
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Transfer Agent and Registrar
American Stock Transfer & Trust Company, LLC
59 Maiden Lane
New York, NY  10038

Fund Counsel
Blank Rome LLP
1271 Avenue of the Americas
New York, NY  10020

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA  19102

Board of Directors
Andrew Dakos
Phillip Goldstein
Ben Harris
Gerald Hellerman
Marc Lunder
Charles Walden

Special Opportunities Fund, Inc.
1-877-607-0414
www.specialopportunitiesfundinc.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The Registrant has not made any amendments to its Code of Ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Marc Lunder is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees:

For the fiscal years ended December 31, 2019 and December 31, 2018, the aggregate Tait, Weller & Baker LLP (“TWB”) audit fees for professional services rendered to the registrant were approximately $45,250 and $45,250, respectively.

Fees included in the audit fees category are those associated with performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(b) Audit-Related Fees:

For the fiscal years ended December 31, 2019 and December 31, 2018, the aggregate audit-related fees billed by TWB for services rendered to the registrant that are related to the performance of the audit, but not reported as audit fees, were approximately $2,000 and $2,000, respectively.

Fees included in the audit-related category are those associated with (1) the review of the semi-annual report.

The Audit Committee pre-approved the fees for TWB for the cursory review of the semi-annual report.  There were no other audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal periods indicated above.

(c) Tax Fees:

For the fiscal years ended December 31, 2019 and December 31, 2018, the aggregate tax fees billed by TWB for professional services rendered to the registrant were $5,250 and $5,250, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, Federal income tax returns and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal periods indicated above.

(d) All Other Fees:

In the fiscal years ended December 31, 2019 and December 31, 2018, there were no fees billed by TWB for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal periods indicated above.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2019 and December 31, 2018 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2019 and December 31, 2018 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2019 and December 31, 2018 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2019 and December 31, 2018 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2019 and December 31, 2018 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2019 and December 31, 2018 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) For the fiscal years ended December 31, 2019 and December 31, 2018, the aggregate fees billed by TWB for non-audit services rendered on behalf of the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides (or provided during the relevant fiscal period) services to the registrant for each of the last two fiscal periods of the registrant is shown in the table below.

	December 31, 2019	December 31, 2018
Registrant	$7,250	$7,250
Registrant’s Investment Adviser	$0	$0

(h) The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Audit Committee is comprised of Mr. Marc Lunder, Mr. Ben H. Harris and Mr. Charles C. Walden.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant's policy regarding proxy voting is to delegate the voting of proxies with respect to securities owned by the Fund to the Adviser.  The Adviser's policies and procedures regarding proxy voting are below.

Bulldog Investors, LLC

Proxy Voting Policies and Procedures

Proxy Voting Policies

Bulldog Investors believes that the right to vote on issues submitted to shareholder vote, such as election of directors and important matters affecting a company’s structure and operations, can impact the value of its investments.  Bulldog Investors generally analyzes the proxy statements of issuers of stock owned by Bulldog Investors’ clients, as necessary and votes proxies on behalf of such clients.

Bulldog Investors’ decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the value of the investment.  Proxies are voted solely in the interests of Bulldog Investors’ clients.

Proxy Voting Procedures

In evaluating proxy statements, Bulldog Investors relies upon its own fundamental research, and information presented by company management and others.  Bulldog Investors does not delegate its proxy voting responsibility to a third party proxy voting service.

Proxy Voting Guidelines

Private Funds and Managed Accounts.  Bulldog Investors will generally vote proxies in favor of proposals that, in the opinion of the portfolio managers, seek to enhance shareholder value and shareholder democracy.

Special Opportunities Fund, Inc. (“SPE”).  With respect to proxies of closed-end investment companies held by SPE, in order to comply with Section 12(d) of the Investment Company Act of 1940, Bulldog Investors will “mirror vote” all such proxies received by SPE, unless Bulldog Investors deems it appropriate to seek instructions from SPE shareholders with regard to such vote. In such circumstances, Bulldog Investors will vote such proxies as determined by a majority of the proxy voting instructions received by shareholders.

All Clients.  In certain circumstances, Bulldog Investors may enter into a settlement agreement with an issuer of stock owned by Bulldog Investors’ clients that requires Bulldog Investors to vote shares of such stock (or the stock of an affiliate of the issuer) held by clients in a manner that deviates from these Policies and Procedures.  In entering into any such agreement, Bulldog Investors has determined that the anticipated impact of entering into such settlement agreement is in the interests of Bulldog Investors’ clients.

Monitoring and Resolving Conflicts of Interest

When reviewing proxy statements and related research materials, Bulldog Investors will consider whether any business or other relationships between a portfolio manager, Bulldog Investors and a portfolio company could influence a vote on such proxy matter. With respect to personal conflicts of interest, Bulldog Investors’ Code of Ethics requires all members to avoid activities, perquisites, gifts, or receipt of investment opportunities that could interfere with the ability to act objectively and effectively in the best interests of Bulldog Investors and its clients, and restricts their ability to engage in certain outside business activities.  Portfolio managers with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information is presented as of January 31, 2020.

(a)(1):

The Portfolio Manager of the Fund is Bulldog Investors, LLC.  Phillip Goldstein, Andrew Dakos, and Rajeev Das are the individuals responsible for the day-to-day management of the Fund’s portfolio.  The business experience of Messrs. Goldstein, Dakos, and Das during the past 5 years is as follows:

Phillip Goldstein: Managing Member of Bulldog Investors, LLC since its inception in October 2009. Mr. Goldstein also is a member of Bulldog Holdings, LLC, the owner of several entities serving as the general partner of several private investment partnerships in the Bulldog Investors group of funds, and the owner of Kimball & Winthrop, LLC, the managing general partner of Bulldog Investors General Partnership, since 2012.  He is a director/trustee of the following closed-end funds: Mexico Equity and Income Fund since 2000, Swiss Helvetia Fund, Inc. since 2018 and High Income Securities Fund since 2018.  He also is a director of: MVC Capital, Inc., a business development company, since 2012, Brookfield DTLA Fund Office Trust Investor, a subsidiary of a large commercial real estate company, since 2017, and is a trustee of Crossroads Liquidating Trust (f/k/a Crossroads Capital, Inc., a business development company), since 2016. He served as a director of Emergent Capital, Inc. (f/k/a Imperial Holdings, Inc.), a specialty finance company, from 2012-2017.  Mr. Goldstein may buy and sell securities for the Fund’s portfolio without limitation.

Andrew Dakos: Managing Member of Bulldog Investors, LLC since its inception in October 2009. Mr. Dakos also is a member of Bulldog Holdings, LLC, the owner of several entities serving as the general partner of several private investment partnerships in the Bulldog Investors group of funds, and the owner of Kimball & Winthrop, LLC, the managing general partner of Bulldog Investors General Partnership, since 2012.  He has served as a director/trustee of the Mexico Equity and Income Fund, a closed-end fund, from 2001-2015, Emergent Capital, Inc. (f/k/a Imperial Holdings, Inc.), a specialty finance company, from 2012-2017, High Income Securities Fund, a closed-end fund, since 2018, Swiss Helvetia Fund, Inc., a closed-end fund, since 2017, Brookfield DTLA Fund Office Trust Investor, a subsidiary of a large commercial real estate company, since 2017, and as a trustee of Crossroads Liquidating Trust (f/k/a Crossroads Capital, Inc., a business development company), since 2015.  Mr. Dakos may buy and sell securities for the Fund’s portfolio without limitation.

Rajeev Das:  Head Trader of Bulldog Investors, LLC since its inception in October 2009.  Since 2004, Mr. Das has been a Principal of the entities serving as the general partner of the private investment partnerships in the Bulldog Investors group of investment funds.  He has been a director/trustee of the following closed-end funds: The Mexico Equity and Income Fund, Inc., since 2001; and High Income Securities Fund, since 2018.  Mr. Das provides investment research and analysis.   Mr. Das buys and sells securities for the Fund’s portfolio under the supervision of Mr. Goldstein and Mr. Dakos.

(a)(2):  Information is provided as of December 31, 2019 (per instructions to paragraph (a)(2).

(i) Phillip Goldstein, Andrew Dakos and Rajeev Das
(ii) Number of other accounts managed by Mr. Goldstein, Mr. Dakos and Mr. Das within each of the following categories:
(A) Registered investment companies:  1
(B) Other pooled investment vehicles:  6
(C) Other accounts:  74
(iii)  Number of other pooled investment vehicles, and total assets therein, with respect to which the advisory fee is based on the performance of the account: 6 pooled investment vehicles; $10.9 million (estimated). Number of “other accounts,” and total assets therein, with respect to which the advisory fee is based on the performance of the account:  5 other accounts; $36 million (estimated).

(iv) Certain conflicts of interest may arise in connection with the Portfolio Manager’s management of the Fund’s portfolio and the portfolios of other accounts managed by the investment advisor.  For example, certain inherent conflicts of interest exist in connection with managing accounts that pay a performance-based fee or allocation alongside an account that does not.  These conflicts may include an incentive to favor such accounts over the Fund because the investment advisor can potentially receive greater fees from accounts paying a performance-based fee than from the Fund.  As a result, the investment advisor may have an incentive to direct its best investment ideas to, or allocate or sequence trades in favor of such accounts.  In addition, in cases where the investment strategies are the same or very similar, various factors (including, but not limited to, tax considerations, amount of available cash, and risk tolerance) may result in substantially different portfolios in such accounts. Material conflicts of interest could arise in the allocation of investment opportunities between the Fund and the other pooled investment vehicles and other accounts managed by Bulldog Investors, LLC.  In order to address these conflicts of interest, Bulldog Investors, LLC has adopted a Trade Allocation Policy which recognizes the importance of trade allocation decisions and attempts to achieve an equitable balancing of competing client interests.  The Policy establishes certain procedures to be followed in connection with placing and allocating trades for client accounts.

(a)(3):
Compensation for Messrs. Goldstein, Dakos and Das is comprised solely of net income generated by the Fund’s investment adviser.

(a)(4):  Information is provided as of December 31, 2019 (per instructions to paragraph (a)(4).

As of December 31, 2019, Mr. Goldstein beneficially owns 100,544 shares of common stock of the Registrant; Mr. Dakos beneficially owns 9,890 shares of common stock of the Registrant; and Mr. Das owns 3,096 shares common stock of the Registrant.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

The following purchases were made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
7/1/2019 to 7/31/2019	N/A	N/A	N/A	N/A
8/1/2019 to 8/31/2019	N/A	N/A	N/A	N/A
9/1/2019 to 9/30/2019	N/A	N/A	N/A	N/A
10/1/2019 to 10/31/2019	N/A	N/A	N/A	N/A
11/1/2019 to 11/30/2019	N/A	N/A	N/A	N/A
12/1/2019 to 12/31/2019	N/A	N/A	N/A	N/A
Total

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Special Opportunities Fund, Inc.

By (Signature and Title)*    /s/Andrew Dakos
Andrew Dakos, President

Date    March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Andrew Dakos
Andrew Dakos, President

Date    March 6, 2020

By (Signature and Title)*    /s/Thomas Antonucci
Thomas Antonucci, Chief Financial Officer

Date    March 6, 2020

* Print the name and title of each signing officer under his or her signature.